Exhibit 99.(p)(2)

Subscription Agreement FOR CLASS A, D & I SHARES Effective as of April 2024 Investor Name 1 of 12 Ares Private Markets Fund This subscription agreement is utilized for the offering of shares of beneficial interest, par value $0.001 per share (the “Shares”) of Ares Private Markets Fund (“APMF”). This subscription agreement may be used only by investors that are both (i) “accredited investors” within the meaning given to such term in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) “qualified clients” within the meaning given to such term in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). APMF offers Shares on a continuous basis. Shares are generally offered for purchase as of the first business day of each calendar month, or at such other times as determined in the discretion of APMF’s Board of Trustees. The purchase price of the Shares is based on the net asset value per Share as of the date such Shares are purchased (the “Closing Date”). Prior to a Closing Date, and to the receipt and acceptance of this subscription agreement, your funds will be placed in an account at APMF’s transfer agent. On the Closing Date, the balance in the account with respect to each investor whose investment is accepted will be invested in APMF on behalf of such investor. You will not become a shareholder in APMF, and have no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date. APMF, in its discretion, may suspend the offering of Shares at any time. • All subscription agreements must be received FIVE (5) BUSINESS DAYS before the end of the month for a subscription to be accepted. • ALL WIRED AMOUNTS must be received THREE (3) BUSINESS DAYS before the end of the month for a subscription to be accepted and effective as of the beginning of the month immediately following such receipt. • ALL PURCHASE CHECKS must be received in time for such checks to clear at least THREE (3) BUSINESS DAYS before the end of the month for a subscription to be accepted and effective as of the beginning of the month immediately following such receipt. Therefore, it is recommended that all checks be received TEN (10) BUSINESS DAYS before the end of the month. • NOTE: subscriptions by individual retirement accounts (IRAs) require the signature ofthe qualified IRA custodian or trustee ofthe IRA. Please note that all information must be completed and executed in order for your subscription to be reviewed. If APMF decides to accept the subscription, you will be admitted as a shareholder in APMF (except as otherwise determined by APMF, in its sole discretion). You must immediately notify APMF in the event that any of the representations or warranties or other information provided herein is or becomes inaccurate or incomplete in any respect. For more information, please contact APMF at: Phone Number: 866-324-7348 Fax Number: 816-374-7420 Email: wmsoperations@aresmgmt.com Overnight Address: Ares Private Markets Fund c/o SS&C GIDS, Inc. 430 W 7th St Suite 219079 Kansas City, MO 64105 U.S. Mailing Address: Ares Private Markets Fund c/o SS&C GIDS, Inc. P.O. Box 219079 Kansas City, MO 64121-0979 Wiring Instructions: UMB Bank, N.A., Kansas City MO 64106 ABA: 101000695 Account Number: 9871976114 Account Name: Ares Private Markets Fund FBO: (Insert Investor Name) PRIOR TO INVESTING, PLEASE READ CAREFULLY APMF’S PROSPECTUS (THE “PROSPECTUS”). AN INVESTMENT IN APMF INVOLVES RISKS AND CONFLICTS OF INTEREST AS DESCRIBED IN THE PROSPECTUS. YOU MAY NOT SELL OR TRANSFER YOUR SHARES OR WITHDRAW FROM APMF EXCEPT AS PROVIDED FOR IN THE PROSPECTUS AND APMF’S ORGANIZATIONAL DOCUMENTS. Acknowledgments 1. I agree to become a shareholder of APMF and in connection therewith subscribe for and agree to purchase the Shares on the terms provided for herein, in the Prospectus, the Statement of Additional Information, the Agreement and Declaration of Trust and the By-Laws (as each may be amended from time to time, collectively, the “Fund Agreements”) and in the Privacy Policy of APMF and agree to be bound by their terms and conditions. I certify that I have the authority and legal capacity to make this purchase and that I am of legal age in my state of residence. 2. I authorize APMF and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with the procedures described in the Prospectus for this account. I agree that neither APMF nor APMF’s transfer agent will be liable for any loss, cost or expense for acting on such instructions. 3. I am aware that an investment in APMF involves substantial risks and have determined that a subscription is a suitable investment for me and that, at this time, I can bear a complete loss of my entire investment therein. 4. I understand that under the Fund Agreements, shareholders cannot withdraw from APMF and the Shares cannot be transferred, except as provided in the Fund Agreements. I understand that liquidity will generally only be available through periodic tender offers by APMF, and that APMF is under no legal obligation to conduct any such tender offers. Consequently, I acknowledge that I am aware that I may have to bear the economic risk of investment in APMF indefinitely. 5. I will acquire the Shares for my own account for investment purposes only, and not with a view to or for the re-sale, distribution or fractionalization thereof, in whole or in part. I agree not to offer, sell, transfer, pledge, hypothecate or otherwise dispose of, directly or indirectly, all or any number of the Shares or any interest therein, except in accordance with the terms and provisions of the Fund Agreements and applicable law. 6. I certify that I am not a Foreign Financial Institution as defined in the U.S.A. Patriot Act.

Subscription Agreement FOR CLASS A, D & I SHARES Effective as of April 2024 Investor Name 2 of 12 Ares Private Markets Fund 7. If I am, or am acting on behalf of, (i) an “employee benefit plan” within the meaning of Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a “plan” within the meaning of Section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or (iii) any other entity or account that is deemed under applicable law to hold the assets of such an “employee benefit plan” or a “plan” described in (i) or (ii) above, then I hereby represent and warrant to and agree with APMF and Ares Capital Management II LLC (the “Investment Manager”) that: • The decision to invest my assets in APMF was made by fiduciaries independent of APMF, the Investment Manager and their affiliates, which parties are duly authorized to make such investment decisions and who have concluded, after consideration of their fiduciary duties under applicable law, that the investment of my assets in APMF is prudent and made in accordance with the governing documents of the applicable employee benefit plan or plan and such documents do not prohibit the investment contemplated herein, and such parties and I have not relied on any advice or recommendation of APMF, the Investment Manager or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates; • None of APMF, the Investment Manager or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates have exercised any discretionary authority or control with respect to my investment in APMF, nor have APMF, the Investment Manager or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates rendered investment advice to me based upon my investment policies or strategy, overall portfolio composition or diversification; • (a) I have been informed of and understand the investment objectives and policies of APMF; (b) I am aware of the provisions of Section 404 of ERISA or any similar provisions of applicable law governing me (“Similar Law”) relating to fiduciary duties, including any applicable requirement for diversifying the investments of an employee benefit plan; (c) I have given appropriate consideration to the facts and circumstances relevant to the investment by me in APMF and have determined that such investment is reasonably designed, as part of my portfolio of investments, to further the purposes of the relevant plan(s); and (d) my investment in APMF is permissible under the documents governing the investment of my plan assets and under ERISA or Similar Law; • The terms of the Fund Agreements comply with my governing instruments and applicable laws governing me; and • My investment in APMF will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA, Section 4975 of the Code or any applicable Similar Law. 8. If I am, or am acting on behalf of, a “benefit plan investor” (as defined in Section 3(42) of ERISA), then I hereby represent that the person acting on my behalf in exercising discretion in authorizing the investment in APMF and executing, or directing another party to execute, this subscription agreement and the person acting on my behalf in exercising discretion to authorize the continued investment in APMF (the “Fiduciary”) is: • Capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (both in general and specifically to be undertaken by APMF), including the decision on my behalf to invest in APMF or to continue the investment in APMF or (if applicable) to withdraw or redeem therefrom and has made an independent determination that the terms of the Fund Agreements and the investments contemplated thereunder (including, without limitation, the payments of compensation to the Investment Manager and/or any of its affiliates) are prudent and in my best interests; • Aware of and acknowledges and agrees that (a) none of APMF, the Investment Manager or any of their respective affiliates is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with my initial investment or continued investment in APMF or (if applicable) any decision to withdraw or redeem therefrom, and (b) the Investment Manager and its affiliates have a financial interest in my investment in APMF on account of the fees and other compensation they expect to receive from APMF and their other relationships with APMF, as disclosed in the Fund Agreements; • A fiduciary under ERISA or Section 4975 of the Code, or both, with respect to my investment in APMF and is responsible for exercising independent judgment in evaluating such investment transaction; and • Aware of and acknowledges and agrees that (a) APMF, the Investment Manager and their respective affiliates have not provided and will not provide “investment advice” (within the meaning of ERISA) to me or the Fiduciary with respect to any communications made to me or the Fiduciary concerning my initial and continued investment in APMF or (if applicable) my withdrawal or redemption therefrom, and (2) none of APMF, the Investment Manager or any of their respective affiliates is receiving a fee or other compensation directly from me or the Fiduciary for the provision of investment advice (as opposed to other services) in connection with my initial or continued investment in APMF or (if applicable) my withdrawal or redemption therefrom. 9. In connection with APMF’s efforts to comply with applicable laws concerning money laundering and related activities, I represent, warrant and agree that to the best of my knowledge based upon reasonable diligence and investigation: • I am not (nor is any person or entity controlled by, controlling or under common control with me, or any of my beneficial owners) any of the following: (a) A person or entity listed in the Annex to Executive Order 13224 (2001) issued by the President of the United States, which is posted on the website of the U.S. Department of Treasury (http://www.treas.gov). (b) Named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC), which is posted on the website of the U.S. Department of Treasury (http://www.treas.gov) under “OFAC/SDN List.” (c) A person or entity resident in, or whose subscription funds are transferred from or through an account in, a foreign country or territory that has been designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force. (d) A person or entity resident in, or in the case of an entity organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the U.S. Treasury under Sections 311 or 312 of the U.S.A. Patriot Act, and the regulations promulgated thereunder as warranting special measures due to money laundering concerns. For updates, see the website of the U.S. Department of Treasury (http://www.treas.gov). (e) A foreign shell bank (See U.S.A. Patriot Act and related regulations for definition). (f) A senior foreign political figure. This restriction on senior foreign political figures also applies to any immediate family member of such Figure or close associate of such Figure (See U.S.A. Patriot Act and related regulations for definition).

Subscription Agreement FOR CLASS A, D & I SHARES Effective as of April 2024 Investor Name 3 of 12 Ares Private Markets Fund • No consideration that I have contributed or will contribute to APMF: (a) Shall originate from, nor will it be routed through, a foreign shell bank or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction. (b) Has been or shall be derived from, or related to, any activity that is deemed criminal under U.S. law. (c) Shall cause APMF or the Investment Manager to be in violation of the U.S. Bank Secrecy Act and all other federal anti-money laundering regulations. • I understand and agree that if at any time it is discovered that any of the representations in this Section 9 are incorrect, or if otherwise required by applicable law related to money laundering and similar activities, the Investment Manager, in its sole discretion and notwithstanding anything to the contrary in the Fund Agreements, may undertake appropriate actions to ensure compliance with applicable law, including but not limited to freezing, segregating or redeeming my investment in APMF. • I further understand that APMF or the Investment Manager may release confidential information about me and, if applicable, any underlying beneficial ownership, to proper authorities if APMF or the Investment Manager, in its sole discretion, determines that it is in the best interests of APMF in light of applicable law concerning money laundering and similar activities. • I agree to provide to APMF any additional information that APMF deems necessary or appropriate to ensure compliance with all applicable laws concerning money laundering and similar activities. I shall promptly notify APMF if any of the representations in this Section 9 cease to be true and accurate. I agree to call APMF if I need more information about Section 9 or if I am unsure whether any of the categories apply to me. 10. I understand that APMF and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in APMF. I understand that an investment in APMF is not appropriate for, and may not be acquired by, any person who cannot make this certification, and, to the extent permitted by applicable law, agree to indemnify APMF, the Investment Manager and its affiliates, and their respective directors, trustees, managers, members, shareholders, partners, officers, and employees and hold each of them harmless from any liability that they may incur as a result of this certification being untrue in any respect. 11. The representations, warranties, agreements, undertakings and acknowledgments made by me in this subscription agreement are made with the intent that they be relied upon by APMF in determining my suitability as an investor in APMF, and shall survive my investment. I agree to provide, if requested, any additional information that may reasonably be required to determine eligibility to invest in APMF or to enable APMF to determine APMF’s compliance with applicable regulatory requirements or tax status. In addition, I undertake to notify APMF immediately of any change with respect to any of the information or representations made herein and to provide APMF with such further information as APMF may reasonably require. 12. I acknowledge that this subscription agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware with all rights being governed by Delaware law without regard to any applicable rules relating to conflicts of laws.

Subscription Agreement FOR CLASS A, D & I SHARES Effective as of April 2024 Investor Name 4 of 12 Ares Private Markets Fund Ares Private Markets Fund Subscription Document APMF accepts investments from individuals or entities with a U.S. Social Security Number or Taxpayer Identification Number. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law. 1. Investment — See paymentinstructions on first page Please check the appropriate box: o Initial Investment — Please see account minimum in Section 2. o Additional Investment — This is an additional investment: $5,000 minimum. Ares Account # (for existing investors) State of Sale o Purchase by Check — Make check payable to Ares Private Markets Fund (instructions found on page 1). o Purchase by Wire — Wiring Instructions: UMB Bank, N.A., Kansas City MO 64106 ABA: 101000695 Account Number: 9871976114 Account Name: Ares Private Markets Fund FBO: (Insert Investor Name and Account Number (if applicable) Investment Amount ($) 2. Share Class Initial investment minimum is $25,000 for Class A Shares and Class D Shares*. Initial investment minimum is $1,000,000 for Class I Shares*. The minimum additional investment in APMF by any investor is $5,000, except for additional purchases pursuant to the Dividend Reinvestment Plan. *Available for certain fee-based wrap accounts and other eligible investors as disclosed in the Prospectus. o Class I Shares - Fund #8000 o Class D Shares - Fund #8002 o Class A Shares - Fund #8001 Sales Charge: o YES o NO Amount $ or % The Investor acknowledges that a sales charge of up to 3.5% of the Subscription Amount specified above may be charged by an eligible financial intermediary in connection with an investment in Class A Shares and that only the net amount, after deduction of the sales charge, will be invested in APMF.

Investor Name

Subscription Agreement
FOR CLASS A, D & I SHARES
Effective as of April 2024

Ares Private Markets Fund

3. Type of Ownership (All authorized owners must sign in Section 13)

A. Is your investment held through a custodian or through a brokerage account?

☐ Yes ☐ No

If yes, please complete the Section below and deliver the completed subscription agreement to your custodian, broker-dealer, or investment adviser.

Name of Custodian or Broker-Dealer

Account #

B. Please select one type of ownership below

Non-Qualified

☐ **Individual Ownership**

- ☐ **Transfer on Death**
  Fill out Transfer on Death Form to effect designation.
  (Available through your financial professional)

☐ **Joint Tenants with Rights of Survivorship**

- ☐ **Transfer on Death**
  Fill out Transfer on Death Form to effect designation.
  (Available through your financial professional)

☐ **Tenants in Common**

☐ **Community Property**

☐ **Uniform Gift to Minors Act**

☐ **Plan**
Additional documentation required in Section 4C.

☐ **Trust**
Additional documentation required in Section 4C.

☐ **Corporation/Partnership**
Additional documentation required in Section 4C.

☐ **Other** (Specify)

Qualified

☐ **Traditional IRA**

☐ **Roth IRA**

☐ **Decedent IRA**

Name of Deceased

☐ **Simplified Employee Pension/Trust (SEP)**

☐ **Other** (Specify)

4. Subscriber Information

A. Investor Information
(Investor/Trustee/Executor/Authorized Signatory Information)

First Name | Last Name

Social Security/Taxpayer ID # | Date of Birth (MM/DD/YYYY)

Telephone # | E-mail Address

Residential Address (no P.O. Box)

Street Address | City | State | ZIP

Mailing Address (if different from above)

Street Address | City | State | ZIP

Please Indicate Citizenship Status

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien

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Investor Name

Subscription Agreement
FOR CLASS A, D & I SHARES
Effective as of April 2024

Ares Private Markets Fund

B. Co-Investor Information
(Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable)

First Name | Last Name

Social Security/Taxpayer ID # | Date of Birth (MM/DD/YYYY)

Telephone #

Residential Address (no P.O. Box)

Street Address | City | State | ZIP

Mailing Address (if different from above)

Street Address | City | State | ZIP

Please Indicate Citizenship Status

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien

C. Entity Information — Retirement Plan/Trust/Corporation/Partnership/Other
(Trustee(s) and/or Authorized Signatory(s) information MUST be provided in Sections 4A and 4B)

Entity Name | Entity Tax ID # | Date of Trust

Entity Type (Select one — required)

☐ Retirement Plan

☐ Taxable Trust (First and last pages of the trust document required)

☐ Tax-exempt Trust (First and last pages of the trust document required)

☐ S-Corp (Corporate Resolution required)

☐ C-Corp (Corporate Resolution required)

☐ LLC (Plan documentation required)

☐ Partnership (Plan documentation required)

☐ Estate (Letter of Testamentary required)

☐ Other (Specify) ______________________

Check if appropriate:

☐ I am an exempt recipient as defined under U.S. federal income tax regulations (e.g., C-Corporation, financial institution, registered broker-dealer, or tax-exempt organization).

Exempt Payee Code (see IRS Form W-9 for a list of exempt payee codes): ______________________

5. Contact Information (If different than provided in Section 4)

Mailing Address | City | State | ZIP

E-mail Address

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Investor Name

Subscription Agreement
FOR CLASS A, D & I SHARES
Effective as of April 2024

Ares Private Markets Fund

6. Electronic Delivery Form

Instead of receiving paper copies of the Prospectus, prospectus supplements, annual reports, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications and other documents from APMF. If you would like to consent to electronic delivery, including pursuant to e-mail, please check the box below for this election.

APMF encourages you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) e-mail shareholder communications to you directly or (ii) make them available on our website and notify you by e-mail when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or APMF, in its sole discretion, elects to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as e-mails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of e-mail, the availability of the website, or information on it, other than as required by law. You agree to promptly notify us of any change in your e-mail address. You agree that our sending of the notice or e-mail will constitute good and effective delivery of the information to you, regardless of whether you actually access the website containing the information or open the e-mail and/or attachments. The documents and other information delivered electronically may be formatted in Adobe Acrobat's portable document format ("PDF"), hypertext mark-up language or other file formats APMF deems appropriate. In order to view or print documents provided in PDF, you will have to obtain the Adobe Acrobat Reader, which is available free of charge at Adobe's website (located at www.adobe.com), and install it on your computer. You are responsible for having any necessary hardware, software or other technology to access the information sent electronically, including a printer or other device to download and save any information that you may wish to retain.

Initial ________ I consent to electronic delivery

E-mail Address

If blank, the e-mail address provided in Section 4 will be used.

7. Broker-Dealer or Broker-Dealer Representative (Financial Advisor Information) (Required Information)

The Financial Advisor must sign below to complete the order.

Name of Financial Advisor (FA) | Broker/Dealer Name (B/D) | Telephone Number

Mailing Address | Home Office Mailing Address

City | State | ZIP | City | State | ZIP

B/D Rep # | CRD# | FA Telephone Number | FA E-mail Address

FA Signature | B/D Signature (if applicable)

Operations Contact (not required)

The Financial Advisor hereby warrants that he/she is duly licensed to sell Shares in the state designated as the investor's legal residence. Please note that unless previously agreed to in writing by APMF, all sales of securities must be made through a Broker-Dealer, including when an RIA has introduced the sale. In all cases, Section 7 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker-Dealer with which Financial Advisor is associated, with respect to sales of securities made through a Broker-Dealer that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor's prospective purchase of Shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the Shares; (iv) have delivered or made available a current Prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these Shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the Prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the Shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the Prospectus. The undersigned Broker-Dealer and Financial Advisor understand and agree that they shall be solely responsible for determining if any recommendation to invest in Shares is in the best interest of, or suitable for, the investor, as applicable. The undersigned Broker-Dealer and Financial Advisor listed in Section 7 further represent and certify that, in connection with this subscription for Shares, they have complied with and have followed all applicable policies and procedures of their

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Subscription Agreement FOR CLASS A, D & I SHARES Effective as of April 2024 Investor Name 8 of 12 Ares Private Markets Fund firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, Rule 15l-1 (“Regulation Best Interest”) and Financial Industry Regulatory Authority, Inc. (“FINRA”) rules and regulations including, but not limited to, Know Your Customer, Suitability and, any anti-money laundering requirements under the Bank Secrecy Act (“BSA”) and its implementing regulations (Customer Identification Program, AML Rules) as required by its relationship with the investor(s) identified on this document. The undersigned Broker-Dealer and Financial Advisor acknowledge that the investor who purchases shares through the Broker-Dealer and Financial Advisor firm are “customers” of Broker-Dealer or Financial Advisor’s firm as applicable and not of Ares Wealth Management Solutions, LLC (“AWMS”), a broker-dealer affiliate of the Investment Manager. The Broker-Dealer hereby represents that it has adopted, implemented, and will maintain a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to the Customer Identification Program and the AML Rules. In addition, the Broker-Dealer agrees that it has policies and procedures in place to check the names of new customers against government watch lists, including the U.S. Treasury Department Office of Foreign Asset Control list of Specially Designated Nationals and Blocked Persons. The Broker-Dealer further understands that, while AWMS is required to establish and implement its own AML Program in accordance with the AML Rules, the Broker-Dealer is not relying on AWMS’s AML Program for any purposes. The Broker-Dealer agrees to notify APMF immediately if the firm is subject to a Securities and Exchange Commission (“SEC”) or FINRA disclosure event or a fine from the SEC related to its AML Program. The Broker-Dealer and Financial Advisor agree to comply with all applicable rules, regulations and guidelines issued by the SEC and FINRA, as well as any other applicable laws or regulations pertaining to the delivery of the Prospectus any other fund documentation and signature of this subscription agreement, including any electronic delivery and signature requirements that may apply. The Broker-Dealer acknowledges that its firm is acting as an agent of APMF only with respect to the delivery of the Prospectus and any other fund documentation electronically, the administration of the subscription process and the obtainment of electronic signatures and only to the extent its firm’s actions are in compliance with this subscription agreement. The Broker-Dealer will comply, as applicable, with the Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transactions Act, to the extent applicable, as adopted in each applicable jurisdiction and any other applicable laws including but not limited to applicable SEC guidance regarding the electronic delivery of materials under the federal securities laws. THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE. Prospective investors are advised and hereby acknowledge that the Investment Manager and/or its respective affiliates may pay ongoing consideration to intermediaries in connection with the offering and sale of Shares and/or ongoing services provided by such parties in connection therewith. 8. Distribution Instructions Only complete the following information if you do not wish to enroll in the Dividend Reinvestment Plan. All distributions will be reinvested unless one of the following is checked: Non-Custodial Ownership o I prefer that my distribution be deposited directly into the account listed in Section 9. o I prefer that my distribution be paid by check and sent to the address listed in Section 4. Custodial Ownership o I prefer that my distribution be sent to my Custodian for deposit into my Custodial account cited in Section 3. 9. Bank or Brokerage Account Information Complete this section ONLY if you do NOT wish to enroll in the Dividend Reinvestment Plan and you instead elect to receive cash distributions. I authorize APMF or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify APMF in writing to cancel it. In the event that APMF deposits funds erroneously into my account, it is authorized to debit my account for an amount not to exceed the amount of the erroneous deposit. Name of Financial Institution Street Address City State ZIP Name(s) on Account ABA Numbers/Bank Account Number Account Number o Checking (Attach a voided check.) o Savings (Attach a voided deposit slip.) o Brokerage

Subscription Agreement FOR CLASS A, D & I SHARES Effective as of April 2024 Investor Name 9 of 12 Ares Private Markets Fund 10. Cost Basis Election APMF has elected the firstin first out(FIFO) cost method as the default cost basis method for purposes of this requirement. If an investor wishes to accept the FIFO cost method as its default cost basis calculation method in respect of Shares in its account, the investor does not need to take any additional action. If, however, an investor wishes to affirmatively elect an alternative cost basis calculation method other than FIFO cost in respect of its Shares, please select one of the following: o ACST – AVERAGE COST o HIFO – HIGH COST o LIFO – LAST IN FIRST OUT o LOFO – LOW COST o LGUT – LOSS/GAIN UTILIZATION o SAAC – SINGLE ACCOUNT AVERAGE COST o SLID – SPECIFIC LOT IDENTIFICATION (Shareholders choose which tax lots they are tendering and must specify particular lots to be sold prior to or at the time of each tender.) 11. Investor Suitability A. Individuals Accredited Client Status (must be completed) The following relates to an investor’s status as an “accredited investor.” If you are unsure in any respect as to your status, please contact your financial intermediary. The subscriber is: (write corresponding number(s) in box provided) A potential investor qualifies as an “accredited investor” within the meaning of Regulation D under the Securities Actif: 1. The investor is a natural person who had an income in excess of $200,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year. 2. The investor is a natural person who, with his or her spouse or spousal equivalent, had a joint income in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year. Note: For purposes of calculating joint net worth, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. Reliance on this joint net worth standard does not require that the Shares to be purchased jointly. 3. The investor is a natural person who has a net worth (or joint net worth with his or her spouse or spousal equivalent) in excess of $1,000,000, excluding the value of the investor’s primary residence as well as the related amount of indebtedness secured by such primary residence (up to its estimated fair market value at the time of the sale of the Shares) (except that if the amount of such indebtedness outstanding at the time of the sale of the Shares exceeds the amount outstanding sixty (60) days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability, and indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares shall be included as a liability). 4. The investor is a natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status (currently, a Series 7, Series 82 or Series 65 license). 5. The investor is a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in paragraph B.(17) below and whose prospective investment in APMF is directed by such family office pursuant to paragraph B.(17)(iii) below. Qualified Client Status (must be completed) The following relates to an investor’s status as an “qualified client.” If you are unsure in any respect as to your status, please contact your financial intermediary. The subscriber is: (write corresponding number(s) in box provided) A potential investor qualifies as an “qualified client” within the meaning of Rule 205·3 under the Advisers Actif: 1. The investor is a natural person who is making an investment in the Shares of at least $1,100,000 or after the purchase of Shares has at least $1,100,000 under the management of the Investment Manager. 2. The investor is a natural person who the Investment Manager reasonably believes, immediately prior to purchasing the Shares, has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2,200,000. 3. The investor is a qualified purchaser as defined in Section 2(a)(51)(A) of the 1940 Act, at the time of the investment into APMF. 4. The investor is a natural person who immediately prior to purchasing the Shares, is: (1) an executive officer, director, trustee, general partner, advisory board member or person serving in a similar capacity, of the Investment Manager; or (2) an employee of the Investment Manager who, in connection with his or her regular functions or duties, participates in investment activities of the Investment Manager and has done so for at least 12 months.

Subscription Agreement FOR CLASS A, D & I SHARES Effective as of April 2024 Investor Name 10 of 12 Ares Private Markets Fund B. Entities Accredited Client Status (must be completed) The following relates to an investor’s status as an “accredited investor.” If you are unsure in any respect as to your status, please contact your financial intermediary. The subscriber is: (write corresponding number(s) in box provided) A potential investor qualifies as an “accredited investor” within the meaning of Regulation D under the Securities Actif: 1. The investor is a revocable grantor trust (such as a living trust) in which each grantor (a) has the power to revoke the trust at any time and regain title to the trust assets, (b) may amend the trust at any time and (c) is a natural person who is an accredited investor. 2. The investor is a trust (e.g., a personal trust) that has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Shares, and whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in APMF, and is not affiliated with the Investment Manager. 3. The investor (i) is either a corporation, a partnership, a limited liability company, an organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, or a Massachusetts or similar business trust, (ii) has not been formed for the specific purpose of acquiring the Shares, and (iii) has total assets in excess of $5,000,000. 4. The investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000. 5. The investor is an employee benefit plan within the meaning of Title I of ERISA, and (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or (iii) if a self-directed plan, the investment decisions are made solely by persons that are accredited investors. 6. The investor is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity. 7. The investor is an insurance company as defined in Section 2(a)(13) of the Securities Act; 8. The investor is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act. 9. The investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958. 10. The investor is a private business development company as defined in Section 202(a)(22) of the Advisers Act. 11. The investor is a broker or dealer registered pursuant to Section 15 of the Exchange Act, as amended. 12. The investor is an entity (other than a trust) in which all of the equity owners are accredited investors. Note: It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities under this paragraph (15). If those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this paragraph (15) may be available. 13. The investor is an investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of any U.S. state. 14. The investor is an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or 203(m) of the Advisers Act. 15. The investor is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act. 16. The investor is an entity that (i) was not formed for the specific purpose of acquiring the Shares, (ii) owns investments in excess of $5,000,000, and (iii) is of a type not listed in paragraphs above. 17. The investor is a “family office,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, and (i) has assets under management in excess of $5,000,000, (ii) is not formed for the specific purpose of acquiring the Shares; and (iii) its prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment. Qualified Client Status (must be completed) The following relates to an investor’s status as a “qualified client.” If you are unsure in any respect as to your status, please contact your financial intermediary. A potential investor qualifies as “qualified client” within the meaning of Rule 205-3 under the Advisers Actif: The subscriber is: (write corresponding number(s) in box provided) 1. The investor is an entity that is making an investment in the Shares of at least $1,100,000 or after the purchase of Shares has at least $1,100,000 under the management of the Investment Manager. 2. The investor is an entity that the Investment Manager reasonably believes, immediately prior to purchasing the Shares, has a net worth of more than $2,200,000. 3. The investor is a qualified purchaser as defined in Section 2(a)(51)(A) of the 1940 Act, at the time of the investment into APMF. 4. The investor is an entity which would be defined as an investment company under Section 3(a) of the 1940 Act, but solely for the exception from that definition provided by Section 3(c)(1) thereof (e.g., certain limited partnership and limited liability companies organized to make investments). 5. The investor is an investment company registered, or required to be registered, under the 1940 Act or is a business development company as defined in Section 202(a)(22) of the Advisers Act.

Subscription Agreement FOR CLASS A, D & I SHARES Effective as of April 2024 Investor Name 11 of 12 Ares Private Markets Fund 12. Miscellaneous AWMS is a broker-dealer affiliate of the Investment Manager, is registered with the SEC and is a member of FINRA. AWMS does not sell securities directly to the general public. Rather, AWMS’s primary business is the wholesale distribution of Ares managed or affiliated products. Sales to retail customers are generally conducted on a wholesale basis through other broker-dealers, investment advisers and banks. AWMS does not make any investment recommendations nor provide investment advice to investor and has not, and is not responsible to, evaluate whether or not an investment in the Shares is in the best interest of the investor. If investors participating in the Dividend Reinvestment Plan or making subsequent purchases of the Shares experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 11 above, they are asked to promptly notify APMF and the Broker-Dealer through whom investor is purchasing shares in writing. The Broker-Dealer may notify APMF if an investor participating in the Dividend Reinvestment Plan can no longer make the representations or warranties set forth in Section 11 above, and APMF may rely on such notification to terminate such investor’s participation in the Dividend Reinvestment Plan. No sale of shares may be completed until at least five (5) business days after you receive the final Prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase. All items on the subscription agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the Prospectus in its entirety for a complete explanation of an investment in the Shares.

Subscription Agreement FOR CLASS A, D & I SHARES Effective as of April 2024 Investor Name 12 of 12 Ares Private Markets Fund APMF-6226-0424 Ares Private Markets Fund Contact Information: Phone: 866.324.7348 Website: areswms.com Email: wmsoperations@aresmgmt.com 13. Acknowledgement and Signature (All account owners/trustees must sign on the following page) By signing below: • I certify that I have received and read the current Prospectus, Statement of Additional Information and Privacy Policy of APMF in which I am investing and agree to be bound by its terms and conditions. I certify that I have the authority and legal capacity to make this purchase and that I am of legal age in my state of residence. • I authorize APMF and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with the procedures described in the Prospectus for this account. I agree that neither APMF nor APMF’s transfer agent will be liable for any loss, cost or expense for acting on such instructions. • I certify that I am not a Foreign Financial Institution as defined under the Bank Secrecy Act and its implementing regulations. AN INVESTMENT IN APMF IS SPECULATIVE WITH A SUBSTANTIAL RISK OF LOSS. APMF DOES NOT GUARANTEE ANY LEVEL OF RETURN OR RISK ON INVESTMENTS AND THERE CAN BE NO ASSURANCE THAT APMF’S INVESTMENT OBJECTIVE WILL BE ACHIEVED. AN INVESTMENT IN APMF ENTAILS SUBSTANTIAL RISKS, INCLUDING BUT NOT LIMITED TO: • LOSS OF CAPITAL, UP TO THE ENTIRE AMOUNT OF A SHAREHOLDER’S INVESTMENT. • APMF’S SHARES ARE ILLIQUID SECURITIES AND AN INVESTMENT IN APMF IS APPROPRIATE ONLY FOR THOSE INVESTORS WHO DO NOT REQUIRE A LIQUID INVESTMENT. • SHARES WILL NOT BE LISTED ON ANY NATIONAL OR OTHER SECURITIES EXCHANGE AND NO SECONDARY MARKET IS EXPECTED TO DEVELOP FOR SHARES OF APMF. • SHARES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY, AND LIQUIDITY, IF ANY, MAY BE PROVIDED BY APMF ONLY THROUGH REPURCHASE OFFERS, WHICH MAY, BUT ARE NOT REQUIRED TO, BE MADE FROM TIME TO TIME BY APMF AS DETERMINED BY APMF’S BOARD OF TRUSTEES, IN ITS SOLE DISCRETION. • AN INVESTMENT IN APMF IS APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT AND FOR WHOM AN INVESTMENT IN APMF DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM. YOU SHOULD CAREFULLY CONSIDER THESE RISKS TOGETHER WITH ALL OF THE OTHER INFORMATION CONTAINED IN THE PROSPECTUS BEFORE MAKING A DECISION TO INVEST IN APMF. Under penalty of perjury, I certify that: 1. The Social Security Number or Taxpayer Identification Number shown on this application is correct. 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding. 3. I am a U.S citizen or other U.S. Person (including resident alien). 4. I am exempt from FATCA reporting. Note: Cross out number 2 if you have been notified by the IRS that you are currently subject to backup withholding. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid back-up withholding. If this is an individual retirement account, the custodian or trustee of the account is also required to execute this Application below: Signature of Owner, Trustee or Custodian Date Signature of Joint Owner, Trustee or Custodian (if applicable) Date Printed name(s) of Authorized Signer(s) (for verification purposes) If the subscriber(s) is purchasing Shares through a registered dealer or registered investment adviser that has full discretionary authority for the subscriber(s), then the broker, financial advisor or other investor representative is required to execute this subscription agreement below AND attach a complete copy of the documentation evidencing such discretionary authority to this subscription agreement. Name of Broker/Financial Advisor/Other Investor Representative Date Signature of Broker/Financial Advisor/Other Investor Representative Name of Investment Adviser/Other Investor Representative Date Signature of Investment Adviser/Other Investor Representative Name of Registered Supervisory Principal (If Applicable) Date Signature of Registered Supervisory Principal

Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 1 of 14 Ares Private Markets Fund This subscription agreement is utilized for the offering of shares of beneficial interest, par value $0.001 per share (the “Shares”) of Ares Private Markets Fund (“APMF”). This subscription agreement may be used only by investors that are both (i) “accredited investors” within the meaning given to such term in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) “qualified clients” within the meaning given to such term in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). APMF offers the Shares on a continuous basis. Shares are generally offered for purchase as of the first business day of each calendar month, or at such other times as determined in the discretion of APMF’s Board of Trustees. The purchase price of the Shares is based on the net asset value per Share as of the date such Shares are purchased (the “Closing Date”). Prior to a Closing Date, and to the receipt and acceptance of this subscription agreement, your funds will be placed in an account at APMF’s transfer agent. On the Closing Date, the balance in the account with respect to each investor whose investment is accepted will be invested in APMF on behalf of such investor. You will not become a shareholder in APMF, and have no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Closing Date. APMF, in its discretion, may suspend the offering of its Shares at any time. • All subscription agreements must be received FIVE (5) BUSINESS DAYS before the end of the month for a subscription to be accepted. • ALL WIRED AMOUNTS must be received THREE (3) BUSINESS DAYS before the end of the month for a subscription to be accepted and effective as of the beginning of the month immediately following such receipt. • ALL PURCHASE CHECKS must be received in time for such checks to clear at least THREE (3) BUSINESS DAYS before the end of the month for a subscription to be accepted and effective as of the beginning of the month immediately following such receipt. Therefore, it is recommended that all checks be received TEN (10) BUSINESS DAYS before the end of the month. • NOTE: subscriptions by individual retirement accounts (IRAs) require the signature ofthe qualified IRA custodian or trustee ofthe IRA. Please note that all information must be completed and executed in order for your subscription to be reviewed. If APMF decides to accept the subscription, you will be admitted as a shareholder in APMF (except as otherwise determined by APMF, in its sole discretion). You must immediately notify APMF in the event that any of the representations or warranties or other information provided herein is or becomes inaccurate or incomplete in any respect. For more information, please contact APMF at: Phone Number: 866-324-7348 Fax Number: 816-374-7420 Email: wmsoperations@aresmgmt.com Overnight Address: Ares Private Markets Fund c/o SS&C GIDS, Inc. 430 W 7th St Suite 219079 Kansas City, MO 64105 U.S. Mailing Address: Ares Private Markets Fund c/o SS&C GIDS, Inc. P.O. Box 219079 Kansas City, MO 64121-0979 Wiring Instructions: UMB Bank, N.A., Kansas City MO 64106 ABA: 101000695 Account Number: 9871976114 Account Name: Ares Private Markets Fund FBO: (Insert Investor Name) PRIOR TO INVESTING, PLEASE READ CAREFULLY APMF’S PROSPECTUS (THE “PROSPECTUS”). AN INVESTMENT IN APMF INVOLVES RISKS AND CONFLICTS OF INTEREST AS DESCRIBED IN THE PROSPECTUS. YOU MAY NOT SELL OR TRANSFER YOUR SHARES OR WITHDRAW FROM APMF EXCEPT AS PROVIDED FOR IN THE PROSPECTUS AND APMF’S ORGANIZATIONAL DOCUMENTS. Acknowledgments 1. I agree to become a shareholder of APMF and in connection therewith subscribe for and agree to purchase the Shares on the terms provided for herein, in the Prospectus, the Statement of Additional Information, the Agreement and Declaration of Trust and the By-Laws (as each may be amended from time to time, collectively, the “Fund Agreements”) and in the Privacy Policy of APMF and agree to be bound by their terms and conditions. I certify that I have the authority and legal capacity to make this purchase and that I am of legal age in my state of residence. 2. I authorize APMF and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with the procedures described in the Prospectus for this account. I agree that neither APMF nor APMF’s transfer agent will be liable for any loss, cost or expense for acting on such instructions. 3. I am aware that an investment in APMF involves substantial risks and have determined that a subscription is a suitable investment for me and that, at this time, I can bear a complete loss of my entire investment therein. 4. I understand that under the Fund Agreements, shareholders cannot withdraw from APMF and the Shares cannot be transferred, except as provided in the Fund Agreements. I understand that liquidity will generally only be available through periodic tender offers by APMF, and that APMF is under no legal obligation to conduct any such tender offers. Consequently, I acknowledge that I am aware that I may have to bear the economic risk of investment in APMF indefinitely. 5. I will acquire the Shares for my own account for investment purposes only, and not with a view to or for the re-sale, distribution or fractionalization thereof, in whole or in part. I agree not to offer, sell, transfer, pledge, hypothecate or otherwise dispose of, directly or indirectly, all or any number of the Shares or any interest therein, except in accordance with the terms and provisions of the Fund Agreements and applicable law. 6. I certify that I am not a Foreign Financial Institution as defined in the U.S.A. Patriot Act. 7. If I am, or am acting on behalf of, (i) an “employee benefit plan” within the meaning of Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (ii) a “plan” within the meaning of Section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or (iii) any other entity or account that is deemed under applicable law to hold the assets of such an “employee benefit plan” or a “plan” described in (i) or (ii) above, then I hereby represent and warrant to and agree with APMF and Ares Capital Management II LLC (the “Investment Manager”) that: • The decision to invest my assets in APMF was made by fiduciaries independent of APMF, the Investment Manager and their affiliates, which parties are duly authorized to make such investment decisions and who have concluded, after consideration of their fiduciary duties under applicable law, that the investment of my assets in APMF is prudent and made in accordance with the governing documents of the applicable employee benefit plan or plan and such documents do

Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 2 of 14 Ares Private Markets Fund not prohibit the investment contemplated herein, and such parties and I have not relied on any advice or recommendation of APMF, the Investment Manager or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates; • None of APMF, the Investment Manager or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates have exercised any discretionary authority or control with respect to my investment in APMF, nor have APMF, the Investment Manager or any of their respective partners, members, employees, stockholders, officers, directors, agents, representatives or affiliates rendered investment advice to me based upon my investment policies or strategy, overall portfolio composition or diversification; • (a) I have been informed of and understand the investment objectives and policies of APMF; (b) I am aware of the provisions of Section 404 of ERISA or any similar provisions of applicable law governing me (“Similar Law”) relating to fiduciary duties, including any applicable requirement for diversifying the investments of an employee benefit plan; (c) I have given appropriate consideration to the facts and circumstances relevant to the investment by me in APMF and have determined that such investment is reasonably designed, as part of my portfolio of investments, to further the purposes of the relevant plan(s); and (d) my investment in APMF is permissible under the documents governing the investment of my plan assets and under ERISA or Similar Law; • The terms of the Fund Agreements comply with my governing instruments and applicable laws governing me; and • My investment in APMF will not result in a non-exempt “prohibited transaction” under Section 406 of ERISA, Section 4975 of the Code or any applicable Similar Law. 8. If I am, or am acting on behalf of, a “benefit plan investor” (as defined in Section 3(42) of ERISA), then I hereby represent that the person acting on my behalf in exercising discretion in authorizing the investment in APMF and executing, or directing another party to execute, this subscription agreement and the person acting on my behalf in exercising discretion to authorize the continued investment in APMF (the “Fiduciary”) is: • Capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (both in general and specifically to be undertaken by APMF), including the decision on my behalf to invest in APMF or to continue the investment in APMF or (if applicable) to withdraw or redeem therefrom and has made an independent determination that the terms of the Fund Agreements and the investments contemplated thereunder (including, without limitation, the payments of compensation to the Investment Manager and/or any of its affiliates) are prudent and in my best interests; • Aware of and acknowledges and agrees that (a) none of APMF, the Investment Manager or any of their respective affiliates is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with my initial investment or continued investment in APMF or (if applicable) any decision to withdraw or redeem therefrom, and (b) the Investment Manager and its affiliates have a financial interest in my investment in APMF on account of the fees and other compensation they expect to receive from APMF and their other relationships with APMF, as disclosed in the Fund Agreements; • A fiduciary under ERISA or Section 4975 of the Code, or both, with respect to my investment in APMF and is responsible for exercising independent judgment in evaluating such investment transaction; and • Aware of and acknowledges and agrees that (a) APMF, the Investment Manager and their respective affiliates have not provided and will not provide “investment advice” (within the meaning of ERISA) to me or the Fiduciary with respect to any communications made to me or the Fiduciary concerning my initial and continued investment in APMF or (if applicable) my withdrawal or redemption therefrom, and (2) none of APMF, the Investment Manager or any of their respective affiliates is receiving a fee or other compensation directly from me or the Fiduciary for the provision of investment advice (as opposed to other services) in connection with my initial or continued investment in APMF or (if applicable) my withdrawal or redemption therefrom. 9. In connection with APMF’s efforts to comply with applicable laws concerning money laundering and related activities, I represent, warrant and agree that to the best of my knowledge based upon reasonable diligence and investigation: • I am not (nor is any person or entity controlled by, controlling or under common control with me, or any of my beneficial owners) any of the following: (a) A person or entity listed in the Annex to Executive Order 13224 (2001) issued by the President of the United States, which is posted on the website of the U.S. Department of Treasury (http://www.treas.gov). (b) Named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC), which is posted on the website of the U.S. Department of Treasury (http://www.treas.gov) under “OFAC/SDN List.” (c) A person or entity resident in, or whose subscription funds are transferred from or through an account in, a foreign country or territory that has been designated as a “Non-Cooperative Jurisdiction” by the Financial Action Task Force. (d) A person or entity resident in, or in the case of an entity organized or chartered under the laws of, a jurisdiction that has been designated by the Secretary of the U.S. Treasury under Sections 311 or 312 of the U.S.A. Patriot Act, and the regulations promulgated thereunder as warranting special measures due to money laundering concerns. For updates, see the website of the U.S. Department of Treasury (http://www.treas.gov). (e) A foreign shell bank (See U.S.A. Patriot Act and related regulations for definition). (f) A senior foreign political figure. This restriction on senior foreign political figures also applies to any immediate family member of such Figure or close associate of such Figure (See U.S.A. Patriot Act and related regulations for definition). • No consideration that I have contributed or will contribute to APMF: (a) Shall originate from, nor will it be routed through, a foreign shell bank or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction. (b) Has been or shall be derived from, or related to, any activity that is deemed criminal under U.S. law. (c) Shall cause APMF or the Investment Manager to be in violation of the U.S. Bank Secrecy Act and all other federal anti-money laundering regulations. • I understand and agree that if at any time it is discovered that any of the representations in this Section 9 are incorrect, or if otherwise required by applicable law related to money laundering and similar activities, the Investment Manager, in its sole discretion and notwithstanding anything to the contrary in the Fund Agreements, may undertake appropriate actions to ensure compliance with applicable law, including but not limited to freezing, segregating or redeeming my investment in APMF. • I further understand that APMF or the Investment Manager may release confidential information about me and, if applicable, any underlying beneficial ownership, to proper authorities if APMF or the Investment Manager, in its sole discretion, determines that it is in the best interests of APMF in light of applicable law concerning money laundering and similar activities. • I agree to provide to APMF any additional information that APMF deems necessary or appropriate to ensure compliance with all applicable laws concerning money laundering and similar activities. I shall promptly notify APMF if any of the representations in this Section 9 cease to be true and accurate. I agree to call APMF if I need more information about Section 9 or if I am unsure whether any of the categories apply to me.

Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 3 of 14 Ares Private Markets Fund 10. I understand that APMF and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in APMF. I understand that an investment in APMF is not appropriate for, and may not be acquired by, any person who cannot make this certification, and, to the extent permitted by applicable law, agree to indemnify APMF, the Investment Manager and its affiliates, and their respective directors, trustees, managers, members, shareholders, partners, officers, and employees and hold each of them harmless from any liability that they may incur as a result of this certification being untrue in any respect. 11. The representations, warranties, agreements, undertakings and acknowledgments made by me in this subscription agreement are made with the intent that they be relied upon by APMF in determining my suitability as an investor in APMF, and shall survive my investment. I agree to provide, if requested, any additional information that may reasonably be required to determine eligibility to invest in APMF or to enable APMF to determine APMF’s compliance with applicable regulatory requirements or tax status. In addition, I undertake to notify APMF immediately of any change with respect to any of the information or representations made herein and to provide APMF with such further information as APMF may reasonably require. 12. I acknowledge that this subscription agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware with all rights being governed by Delaware law without regard to any applicable rules relating to conflicts of laws.

Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 4 of 14 Ares Private Markets Fund Ares Private Markets Fund Subscription Document APMF accepts investments from individuals or entities with a U.S. Social Security Number or Taxpayer Identification Number. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law. 1. Investment — See paymentinstructions on first page Please check the appropriate box: o Initial Investment — Please see account minimum in Section 2. o Additional Investment — This is an additional investment: $5,000 minimum. Ares Account # (for existing investors) State of Sale Investment Amount ($) o Purchase by Check — Make check payable to Ares Private Markets Fund (instructions found on page 1). o Purchase by Wire — Wiring Instructions: UMB Bank, N.A., Kansas City MO 64106 ABA: 101000695 Account Number: 9871976114 Account Name: Ares Private Markets Fund FBO: (Insert Investor Name and Account Number (if applicable) . 2. Share Class Initial investment minimum is $25,000 for Class D Shares*. Initial investment minimum is $1,000,000 for Class I Shares*. The minimum additional investment in APMF by any investor is $5,000, except for additional purchases pursuant to the Dividend Reinvestment Plan. **Available for certain fee-based wrap accounts and other eligible investors as disclosed in the Prospectus. o Class I Shares - Fund #8000 o Class D Shares - Fund #8002

Investor Name

Subscription Agreement — RIAs
FOR CLASS D & I SHARES
Effective as of April 2024

Ares Private Markets Fund

3. Type of Ownership (All authorized owners must sign in Section 13)

A. Is your investment held through a custodian or through a brokerage account?

☐ Yes ☐ No

If yes, please complete the Section below and deliver the completed subscription agreement to your custodian, broker-dealer, or investment adviser.

Name of Custodian or Broker-Dealer

Account #

B. Please select one type of ownership below

Non-Qualified

☐ **Individual Ownership**

☐ **Transfer on Death**
Fill out Transfer on Death Form to effect designation.
(Available through your financial professional)

☐ **Joint Tenants with Rights of Survivorship**

☐ **Transfer on Death**
Fill out Transfer on Death Form to effect designation.
(Available through your financial professional)

☐ **Tenants in Common**

☐ **Community Property**

☐ **Uniform Gift to Minors Act**

☐ **Plan**
Additional documentation required in Section 4C.

☐ **Trust**
Additional documentation required in Section 4C.

☐ **Corporation/Partnership**
Additional documentation required in Section 4C.

☐ **Other** (Specify)

Qualified

☐ **Traditional IRA**

☐ **Roth IRA**

☐ **Decedent IRA**

Name of Deceased

☐ **Simplified Employee Pension/Trust (SEP)**

☐ **Other** (Specify)

4. Subscriber Information

A. Investor Information
(Investor/Trustee/Executor/Authorized Signatory Information)

First Name | Last Name

Social Security/Taxpayer ID # | Date of Birth (MM/DD/YYYY)

Telephone # | E-mail Address

Residential Address (no P.O. Box)

Street Address | City | State | ZIP

Mailing Address (if different from above)

Street Address | City | State | ZIP

Please Indicate Citizenship Status

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien

5 of 14

Investor Name

Subscription Agreement — RIAs
FOR CLASS D & I SHARES
Effective as of April 2024

Ares Private Markets Fund

B. Co-Investor Information
(Co-Investor/Co-Trustee/Co-Authorized Signatory Information, if applicable)

First Name | Last Name

Social Security/Taxpayer ID # | Date of Birth (MM/DD/YYYY)

Telephone #

Residential Address (no P.O. Box)

Street Address | City | State | ZIP

Mailing Address (if different from above)

Street Address | City | State | ZIP

Please Indicate Citizenship Status

☐ U.S. Citizen ☐ Resident Alien ☐ Non-Resident Alien

C. Entity Information — Retirement Plan/Trust/Corporation/Partnership/Other
(Trustee(s) and/or Authorized Signatory(s) information MUST be provided in Sections 4A and 4B)

Entity Name | Entity Tax ID # | Date of Trust

Entity Type (Select one — required)

- ☐ Retirement Plan
- ☐ Taxable Trust (First and last pages of the trust document required)
- ☐ Tax-exempt Trust (First and last pages of the trust document required)
- ☐ S-Corp (Corporate Resolution required)
- ☐ C-Corp (Corporate Resolution required)
- ☐ LLC (Plan documentation required)
- ☐ Partnership (Plan documentation required)
- ☐ Estate (Letter of Testamentary required)
- ☐ Other (Specify) ______________________

Check if appropriate:

☐ I am an exempt recipient as defined under U.S. federal income tax regulations (e.g., C-Corporation, financial institution, registered broker-dealer, or tax-exempt organization).

Exempt Payee Code (see IRS Form W-9 for a list of exempt payee codes): ______________________

5. Contact Information (If different than provided in Section 4)

Mailing Address | City | State | ZIP

E-mail Address

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Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 7 of 14 Ares Private Markets Fund 6. Electronic Delivery Form Instead of receiving paper copies of the Prospectus, prospectus supplements, annual reports, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications and other documents from APMF. If you would like to consent to electronic delivery, including pursuant to e-mail, please check the box below for this election. APMF encourages you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) e-mail shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available. You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or APMF, in its sole discretion, elects to send paper copies of the materials. By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as e-mails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of e-mail, the availability of the website, or information on it, other than as required by law. You agree to promptly notify us of any change in your e-mail address. You agree that our sending of the notice or e-mail will constitute good and effective delivery of the information to you, regardless of whether you actually access the website containing the information or open the e-mail and/or attachments. The documents and other information delivered electronically may be formatted in Adobe Acrobat’s portable document format (“PDF”), hypertext mark-up language or other file formats APMF deems appropriate. In order to view or print documents provided in PDF, you will have to obtain the Adobe Acrobat Reader, which is available free of charge at Adobe’s website (located at www. adobe.com), and install it on your computer. You are responsible for having any necessary hardware, software or other technology to access the information sent electronically, including a printer or other device to download and save any information that you may wish to retain. Initial I consent to electronic delivery E-mail Address If blank, the e-mail address provided in Section 4 will be used. 7. Registered Investment Adviser (“RIA”) (must be completed) Account Number at RIA RIA Rep Name RIA Name Mailing Address (Branch) City State ZIP RIA Rep # IARD# RIA Telephone Number Operations Contact (not required) Prospective investors are advised and hereby acknowledge that the Investment Manager and/or its respective affiliates may pay ongoing consideration to intermediaries in connection with the offering and sale of the Shares and/or ongoing services provided by such parties in connection therewith.

Investor Name

Subscription Agreement — RIAs
FOR CLASS D & I SHARES
Effective as of April 2024

Ares Private Markets Fund

8. Distribution

Only complete the following information if you do not wish to enroll in the Dividend Reinvestment Plan.

All distributions will be reinvested unless one of the following is checked:

Non-Custodial Ownership

☐ I prefer that my distribution be deposited directly into the account listed in Section 9.

☐ I prefer that my distribution be paid by check and sent to the address listed in Section 4.

Custodial Ownership

☐ I prefer that my distribution be sent to my Custodian for deposit into my Custodial account cited in Section 3.

9. Bank or Brokerage Account Information

Complete this section ONLY if you do NOT wish to enroll in the Dividend Reinvestment Plan and you instead elect to receive cash distributions.

I authorize APMF or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify APMF in writing to cancel it. In the event that APMF deposits funds erroneously into my account, it is authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Name of Financial Institution

Street Address | City | State | ZIP

Name(s) on Account

ABA Numbers/Bank Account Number | Account Number

☐ Checking (Attach a voided check.) ☐ Savings (Attach a voided deposit slip.) ☐ Brokerage

10. Cost Basis Election

APMF has elected the **first in first out (FIFO) cost method** as the default cost basis method for purposes of this requirement.

If an investor wishes to accept the FIFO cost method as its default cost basis calculation method in respect of the Shares in its account, the investor does not need to take any additional action.

If, however, an investor wishes to affirmatively elect an alternative cost basis calculation method other than FIFO cost in respect of its Shares, please select one of the following:

☐ **ACST** – AVERAGE COST

☐ **HIFO** – HIGH COST

☐ **LIFO** – LAST IN FIRST OUT

☐ **LOFO** – LOW COST

☐ **LGUT** – LOSS/GAIN UTILIZATION

☐ **SAAC** – SINGLE ACCOUNT AVERAGE COST

☐ **SLID** – SPECIFIC LOT IDENTIFICATION (Shareholders choose which tax lots they are tendering and must specify particular lots to be sold prior to or at the time of each tender.)

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Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 9 of 14 Ares Private Markets Fund 11. Investor Suitability A. Individuals Accredited Client Status (must be completed) The following relates to an investor’s status as an “accredited investor.” If you are unsure in any respect as to your status, please contact your financial intermediary. The subscriber is: (write corresponding number(s) in box provided) A potential investor qualifies as an “accredited investor” within the meaning of Regulation D under the Securities Actif: 1. The investor is a natural person who had an income in excess of $200,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year. 2. The investor is a natural person who, with his or her spouse or spousal equivalent, had a joint income in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year. Note: For purposes of calculating joint net worth, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. Reliance on this joint net worth standard does not require that the Shares to be purchased jointly. 3. The investor is a natural person who has a net worth (or joint net worth with his or her spouse or spousal equivalent) in excess of $1,000,000, excluding the value of the investor’s primary residence as well as the related amount of indebtedness secured by such primary residence (up to its estimated fair market value at the time of the sale of the Shares) (except that if the amount of such indebtedness outstanding at the time of the sale of the Shares exceeds the amount outstanding sixty (60) days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability, and indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of the Shares shall be included as a liability). 4. The investor is a natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status (currently, a Series 7, Series 82 or Series 65 license). 5. The investor is a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in paragraph B.(17) below and whose prospective investment in APMF is directed by such family office pursuant to paragraph B.(17)(iii) below. Qualified Client Status (must be completed) The following relates to an investor’s status as an “qualified client.” If you are unsure in any respect as to your status, please contact your financial intermediary. The subscriber is: (write corresponding number(s) in box provided) A potential investor qualifies as an “qualified client” within the meaning of Rule 205·3 under the Advisers Actif: 1. The investor is a natural person who is making an investment in the Shares of at least $1,100,000 or after the purchase of Shares has at least $1,100,000 under the management of the Investment Manager. 2. The investor is a natural person who the Investment Manager reasonably believes, immediately prior to purchasing the Shares, has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2,200,000. 3. The investor is a qualified purchaser as defined in Section 2(a)(51)(A) of the 1940 Act, at the time of the investment into APMF. 4. The investor is a natural person who immediately prior to purchasing the Shares, is: (1) an executive officer, director, trustee, general partner, advisory board member or person serving in a similar capacity, of the Investment Manager; or (2) an employee of the Investment Manager who, in connection with his or her regular functions or duties, participates in investment activities of the Investment Manager and has done so for at least 12 months. B. Entities Accredited Client Status (must be completed) The following relates to an investor’s status as an “accredited investor.” If you are unsure in any respect as to your status, please contact your financial intermediary. The subscriber is: (write corresponding number(s) in box provided) A potential investor qualifies as an “accredited investor” within the meaning of Regulation D under the Securities Actif: 1. The investor is a revocable grantor trust (such as a living trust) in which each grantor (a) has the power to revoke the trust at any time and regain title to the trust assets, (b) may amend the trust at any time and (c) is a natural person who is an accredited investor. 2. The investor is a trust (e.g., a personal trust) that has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Shares, and whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in APMF, and is not affiliated with the Investment Manager. 3. The investor (i) is either a corporation, a partnership, a limited liability company, an organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, or a Massachusetts or similar business trust, (ii) has not been formed for the specific purpose of acquiring the Shares, and (iii) has total assets in excess of $5,000,000. 4. The investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000. 5. The investor is an employee benefit plan within the meaning of Title I of ERISA, and (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or (iii) if a self-directed plan, the investment decisions are made solely by persons that are accredited investors. 6. The investor is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 10 of 14 Ares Private Markets Fund 7. The investor is an insurance company as defined in Section 2(a)(13) of the Securities Act; 8. The investor is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act. 9. The investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958. 10. The investor is a private business development company as defined in Section 202(a)(22) of the Advisers Act. 11. The investor is a broker or dealer registered pursuant to Section 15 of the Exchange Act, as amended. 12. The investor is an entity (other than a trust) in which all of the equity owners are accredited investors. Note: It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities under this paragraph (15). If those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this paragraph (15) may be available. 13. The investor is an investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of any U.S. state. 14. The investor is an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or 203(m) of the Advisers Act. 15. The investor is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act. 16. The investor is an entity that (i) was not formed for the specific purpose of acquiring the Shares, (ii) owns investments in excess of $5,000,000, and (iii) is of a type not listed in paragraphs above. 17. The investor is a “family office,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, and (i) has assets under management in excess of $5,000,000, (ii) is not formed for the specific purpose of acquiring the Shares; and (iii) its prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment. Qualified Client Status (must be completed) The following relates to an investor’s status as a “qualified client.” If you are unsure in any respect as to your status, please contact your financial intermediary. A potential investor qualifies as “qualified client” within the meaning of Rule 205-3 under the Advisers Actif: The subscriber is: (write corresponding number(s) in box provided) 1. The investor is an entity that is making an investment in the Shares of at least $1,100,000 or after the purchase of Shares has at least $1,100,000 under the management of the Investment Manager. 2. The investor is an entity that the Investment Manager reasonably believes, immediately prior to purchasing the Shares, has a net worth of more than $2,200,000. 3. The investor is a qualified purchaser as defined in Section 2(a)(51)(A) of the 1940 Act, at the time of the investment into APMF. 4. The investor is an entity which would be defined as an investment company under Section 3(a) of the 1940 Act, but solely for the exception from that definition provided by Section 3(c)(1) thereof (e.g., certain limited partnership and limited liability companies organized to make investments). 5. The investor is an investment company registered, or required to be registered, under the 1940 Act or is a business development company as defined in Section 202(a)(22) of the Advisers Act. 12. Miscellaneous Ares Wealth Management Solutions, LLC (“AWMS”) is a broker-dealer affiliate of the Investment Manager, is registered with the Securities and Exchange Commission (“SEC”) and is a member of the Financial Industry Regulatory Authority (“FINRA”). AWMS does not sell securities directly to the general public. Rather, AWMS’s primary business is the wholesale distribution of Ares managed or affiliated products. Sales to retail customers are generally conducted on a wholesale basis through other broker-dealers, investment advisers and banks. AWMS does not make any investment recommendations nor provide investment advice to investor and has not, and is not responsible to, evaluate whether or not an investment in the Shares is in the best interest of the investor. If investors participating in the Dividend Reinvestment Plan or making subsequent purchases of the Shares experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 11 herein they are asked to promptly notify APMF and the RIA through whom investor is purchasing shares in writing. The RIA may notify APMF if an investor participating in the Dividend Reinvestment Plan can no longer make the representations or warranties set forth in Section 11 herein and APMF may rely on such notification to terminate such investor’s participation in the Dividend Reinvestment Plan. No sale of the Shares may be completed until at least five (5) business days after you receive the final Prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase. All items on the subscription agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the Prospectus in its entirety for a complete explanation of an investment in the Shares.

Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 11 of 14 Ares Private Markets Fund 13. Acknowledgement and Signature (All account owners/trustees must sign on the following page) By signing below: • I certify that I have received and read the current Prospectus, Statement of Additional Information and Privacy Policy of APMF in which I am investing and agree to be bound by its terms and conditions. I certify that I have the authority and legal capacity to make this purchase and that I am of legal age in my state of residence. • I authorize APMF and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with the procedures described in the Prospectus for this account. I agree that neither APMF nor APMF’s transfer agent will be liable for any loss, cost or expense for acting on such instructions. • I certify that I am not a Foreign Financial Institution as defined under the Bank Secrecy Act and its implementing regulations. AN INVESTMENT IN APMF IS SPECULATIVE WITH A SUBSTANTIAL RISK OF LOSS. APMF DOES NOT GUARANTEE ANY LEVEL OF RETURN OR RISK ON INVESTMENTS AND THERE CAN BE NO ASSURANCE THAT APMF’S INVESTMENT OBJECTIVE WILL BE ACHIEVED. AN INVESTMENT IN APMF ENTAILS SUBSTANTIAL RISKS, INCLUDING BUT NOT LIMITED TO: • LOSS OF CAPITAL, UP TO THE ENTIRE AMOUNT OF A SHAREHOLDER’S INVESTMENT. • THE SHARES ARE ILLIQUID SECURITIES AND AN INVESTMENT IN APMF IS APPROPRIATE ONLY FOR THOSE INVESTORS WHO DO NOT REQUIRE A LIQUID INVESTMENT. • THE SHARES WILL NOT BE LISTED ON ANY NATIONAL OR OTHER SECURITIES EXCHANGE AND NO SECONDARY MARKET IS EXPECTED TO DEVELOP FOR THE SHARES. • THE SHARES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY, AND LIQUIDITY, IF ANY, MAY BE PROVIDED BY APMF ONLY THROUGH REPURCHASE OFFERS, WHICH MAY, BUT ARE NOT REQUIRED TO, BE MADE FROM TIME TO TIME BY APMF AS DETERMINED BY APMF’S BOARD OF TRUSTEES, IN ITS SOLE DISCRETION. • AN INVESTMENT IN APMF IS APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT AND FOR WHOM AN INVESTMENT IN APMF DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM. YOU SHOULD CAREFULLY CONSIDER THESE RISKS TOGETHER WITH ALL OF THE OTHER INFORMATION CONTAINED IN THE PROSPECTUS BEFORE MAKING A DECISION TO INVEST IN APMF. Under penalty of perjury, I certify that: 1. The Social Security Number or Taxpayer Identification Number shown on this application is correct. 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding. 3. I am a U.S citizen or other U.S. Person (including resident alien). 4. I am exempt from FATCA reporting. Note: Cross out number 2 if you have been notified by the IRS that you are currently subject to backup withholding. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid back-up withholding. If this is an individual retirement account, the custodian or trustee of the account is also required to execute this Application below: Signature of Owner, Trustee or Custodian Date Signature of Joint Owner, Trustee or Custodian (if applicable) Date Printed name(s) of Authorized Signer(s) (for verification purposes) If the subscriber(s) is purchasing the Shares through a registered investment adviser that has full discretionary authority for the subscriber(s), then the broker, financial advisor or other investor representative is required to execute this subscription agreement below AND attach a complete copy of the documentation evidencing such discretionary authority to this subscription agreement. Name of RIA Representative Date Signature of RIA Representative

Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 12 of 14 Ares Private Markets Fund 14. RIA/ RIA Representatives (must complete) The RIA or authorized representative (“RIA Representative”) must sign below to complete the order. The undersigned confirms by its signature, on behalf of the RIA, that it (i) has reasonable grounds to believe that the information and representations concerning the investor(s), including the eligibility to purchase the Shares, identified herein are true, correct and complete in all respects; (ii) has verified that the form of ownership selected is accurate, secured all identifying and supporting documents, including, without limitation, copies of trust agreements, where applicable, and, if other than individual ownership, has verified that the individual executing on behalf of the investor(s) is properly authorized and identified; (iii) has discussed such investor’s or investors prospective purchase of shares with such investor(s) and (iv) has advised such investor(s) of all pertinent facts with regard to the liquidity and marketability of the the Shares. The RIA is not authorized or permitted to give and represents that it has not given, any information or any representation concerning the Shares except as set forth in the Prospectus, any additional sales literature which has been approved in advance in writing by APMF (“Supplemental Information”), or any other fund documentation. APMF has supplied the RIA with the Prospectus, Supplemental Information, and other applicable fund documentation for delivery to the investor(s), and the RIA has delivered a copy of the Prospectus to the investor(s) (x) prior to or simultaneously with the first delivery of Supplemental Information or any other documentation regarding APMF to such investor(s) and (y) at least five (5) business days prior to the RIA and such investor(s) signing this subscription agreement. The RIA represents that it has not shown or given to the investor(s) or reproduced any material or writing which was supplied to it by APMF or its agents and marked “RIA only” or otherwise bearing a legend denoting that it is not to be shared with or given to investors. The RIA further represents that it will retain such documents and records as required under applicable law and will make such documents available to (a) APMF upon request; and (b) representatives of the SEC, the FINRA and applicable state securities administrators upon APMF’s receipt of an appropriate document subpoena or other appropriate request for documents from any such agency. The RIA hereby agrees to, and shall, indemnify and hold harmless AWMS, APMF, their respective affiliates, and any members, principals, directors, officers, partners, employees or agents of the foregoing (collectively, “Ares Affiliates”), against any and all direct or third-party claims, losses, damages, or liabilities, joint or several, including but not limited to any claims, losses, damages, or liabilities relating to or regarding the suitability of the investment for the investor, whether or not the investment was in the best interest of the investor, and/or any claims relating to statements made by the RIA to the investor with respect to the purchase of the Shares or otherwise with respect to APMF (including any investigative, legal, and other costs and expenses reasonably incurred in connection with, and any amounts paid in settlement of any action, suit, proceeding, or legislative or regulatory inquiry) (collectively, “Claims”), for which any of the Ares Affiliates may become subject, to the extent that such Claims arise out of or are based upon: (i) the RIA’s fraud, willful default, or negligence; or (ii) the RIA’s (a) violation of applicable law or regulation, (b) misrepresentation to the investor(s), (c) breach of any warranty or representation of the RIA herein, (d) unauthorized use of APMF’s sales materials, use of any documents other than as permitted pursuant to this subscription agreement and the Prospectus, or use of unauthorized verbal representations concerning APMF or any class of the Shares , or (e) material failure to fulfill any covenant or agreement of the RIA contained herein. If the RIA is obligated to provide indemnification pursuant to this subscription agreement, the RIA shall not be liable under the indemnification provisions of this subscription agreement with respect to a party or other person entitled to indemnification hereunder (the “Indemnified Party”) unless such Indemnified Party shall have notified the RIA in writing within a reasonable time after notice giving information of the nature of the claim shall have been received by such Indemnified Party, but failure to notify the RIA of any such claim shall not relieve the RIA from any liability that it may have to the Indemnified Party against whom such claim is made, except to the extent that the failure to notify results in the failure of actual notice to the RIA and such indemnifying party is materially damaged by being unable effectively to defend such claim solely as a result of failure to give or delay in giving such notice. In case an action is brought directly against the Indemnified Party, or the Indemnified Party becomes directly involved in the action, the RIA will be entitled to participate, at its own expense, in the defense thereof. The RIA also shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnified Party in its reasonable judgment. After notice from the RIA to the Indemnified Party of the RIA’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the RIA will not be liable to such party under this subscription agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless (i) the RIA and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the RIA and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between or among them. The RIA shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent, the RIA agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement. The RIA may settle any Claim covered by indemnification hereunder, provided such settlement involves solely the payment of money and a complete and total release from said Claim. The Indemnified Party shall not unreasonably withhold consent to any settlement which does not involve injunctive relief. A successor by law of the Indemnified Parties shall be entitled to the benefits of the indemnification contained in this subscription agreement. The RIA represents that it is presently registered as an investment adviser under the Advisers Act, and has complied with registration or notice filing requirements of the appropriate regulatory agency of each state in which the RIA has clients or is exempt from such registration requirements. The RIA represents that it is in compliance with all the applicable requirements imposed upon it under (a) the Securities Act, the Exchange Act, the Advisers Act and the rules and regulations of the SEC promulgated under each such act, (b) all applicable state securities laws and regulations as from time to time in effect, (c) any other state and federal laws and regulations applicable to the activities of the RIA pursuant to this subscription agreement, including without limitation the privacy standards and requirements of state and federal laws, including the Gramm-Leach-Bliley Act of 1999, and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the SEC, the Bank Secrecy Act, as amended, and the sanctions programs administered by the Office of Foreign Assets Control (“OFAC”); and (d) this subscription agreement and the Prospectus as amended and supplemented. The RIA’s acceptance of this subscription agreement constitutes a representation to APMF that the RIA is a properly registered or licensed registered investment adviser, duly authorized to perform those activities contemplated by this subscription agreement under federal and state securities laws and regulations and in the states in which such activities occur.

Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 13 of 14 Ares Private Markets Fund Registered Investment Adviser (To be completed by the Registered Investment Adviser (“RIA”)). (continued) The RIA acknowledges that the subscriber who purchases the Shares pursuant to this subscription agreement is a “customer” of the RIA and not of APMF, AWMS, or their affiliates, and that APMF, AWMS and their affiliates are placing reliance on the RIA for the performance of customer due diligence on the investor and its beneficial owners, if applicable. The RIA hereby represents and warrants that it, or a reliable third party (e.g., a registered broker dealer) engaged by the RIA that is contractually obligated to perform the AML Services (as defined below) (such party, the “AML Service Provider”), (a) has implemented its own anti-money laundering program that is consistent with the requirements of 31 U.S.C. 5318(h) and will update such anti-money laundering program as necessary to implement changes in applicable laws and guidance; (b) has implemented and maintained a customer identification program (“CIP”) consistent with the requirements of Section 326 of the PATRIOT Act and analogous to the CIP rule requirements applicable to broker- dealers in securities (31 C.F.R. § 1023.220) or mutual funds (31 C.F.R. § 1024.220), and the customer due diligence (“CDD”) rule requirements as outlined in 31 C.F.R. § 1010.230, and a customer due diligence program consistent with the requirements of 31 C.F.R. § 1010.230; (c) will monitor for and promptly disclose to APMF potentially suspicious or unusual activity detected as part of the CIP and/or CDD Rule procedures being performed in order to enable APMF (or its agent) to file a suspicious activity report, as appropriate based on APMF’s judgment; and (d) will check the names of new and existing customers against government watch lists, including OFAC’s Specially Designated Nationals And Blocked Persons List ((a) through (d), collectively, the “AML Services”). The RIA agrees to notify APMF and AWMS immediately if the RIA or AML Service Provider is subject to any SEC disclosure event or a fine from the SEC related to the foregoing. Upon request by APMF (or its agent) or AWMS at any time, the RIA hereby agrees to furnish (a) a copy of its anti-money laundering program to APMF (or its agent) or AWMS for review, and (b) a copy of the findings and any remedial actions taken in connection with the RIA’s or AML Service Provider’s most recent independent testing of its anti-money laundering program. In the event that APMF, AWMS or their affiliates is subject to an inquiry or exam by applicable relevant legal and regulatory authorities, or subject to a subpoena or other legal proceeding, the RIA agrees that copies of all relevant identification documents retained by the RIA or AML Service Provider will be made available to the APMF immediately upon request. Furthermore, the RIA agrees to provide APMF, AWMS and their affiliates all information that otherwise may be reasonably requested by the APMF, AWMS and/or their affiliates in connection with applicable law including, without limitation, all applicable anti-money laundering, sanctions, anti-bribery/corruption and anti-boycott laws and regulations. The RIA represents and warrants that: (a) it is not a registered broker-dealer, that its activities do not require it to register as a broker-dealer under any federal or state laws, and that no RIA Representative is licensed or registered with a registered broker-dealer or required to so be so licensed or registered; or (b) to the extent that the RIA is also registered as broker-dealer, or that the RIA Representatives are also licensed or registered with a registered broker-dealer, the RIA and the RIA Representative are appropriately licensed and registered under federal and state law and regulations, and members of and licensed with each applicable self-regulatory organization (“SRO”), including FINRA, and that the RIA and each RIA Personnel has complied with all federal, state and SRO requirements applicable to the activities contemplated under this subscription agreement. The RIA and the RIA Representatives understand and acknowledge that they are not entitled to any compensation from the Ares Affiliates in respect of any services it provides to the investor(s), including but not limited to the matters described herein and/or investments by the investor(s) in the APMF. The RIA represents that the investor(s) meet(s) the financial qualifications set forth in the Prospectus or in any letter, memorandum or other communication sent to it by APMF and a person who is eligible to purchase the applicable class of the Shares as described in the Prospectus. The RIA has made every reasonable effort to determine that the purchase of the Shares and, participation in the Dividend Reinvestment Plan by the investor is a suitable and appropriate investment for such investor. In making this determination, the RIA has ascertained that the investor: (a) meets the minimum income and net worth standards established for the APMF, as described in the Prospectus; (b) can reasonably benefit from the investment in APMF based on the prospective investor’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective investor’s overall financial situation; and (d) has apparent understanding of (1) the fundamental risks of the investment; (2) the risk that the investor may lose the entire investment; (3) the lack of liquidity of the Shares; (4) the restrictions on transferability of the Shares; (5) the tax consequences of the investment; and (6) the background of the Investment Manager. The RIA has made this determination on the basis of information it has obtained from the prospective investor(s), including at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective investor(s), as well as any other pertinent factors. The undersigned further represents and certifies that the RIA has delivered delivered its Form CRS to the investor(s) and has delivered its Form CRS to all other retail customers of the RIA who have invested in APMF. The RIA agrees to maintain records of the information used to determine that an investment in the Shares is suitable and appropriate for the investor for a period of six years. The RIA further agrees to make the suitability records available to the Ares Affiliates upon request and to make them available to regulators and self-regulatory bodies upon APMF’s receipt of a subpoena or other appropriate document request from such agency. The RIA shall return this completed subscription agreement and any other applicable fund documentation and a check or wire transfer in the amount of the investor’s purchase to a location mutually agreed upon by the RIA and APMF, as set forth in this subscription agreement or other applicable documentation. With respect to any use by the RIA of electronic delivery of the Prospectus, Supplemental Information and any other fund documentation, and electronic signature of the subscription agreement, the RIA represents and warrants that it will comply with (a) all applicable rules, regulations and guidelines issued by the SEC, FINRA, as well any other applicable laws or regulations pertaining to electronic delivery of the Prospectus, Supplemental Information and other applicable fund documentation and electronic signature of the subscription agreement; and (b) the Electronic Signatures in the Global and National Commerce Act and the Uniform Electronic Transactions Act, to the extent applicable, as adopted in each applicable jurisdiction and any other applicable laws. The RIA acknowledges that it is acting as an agent of APMF only with respect to the delivery of the Prospectus, Supplemental Information and any other fund documentation electronically, the administration of the subscription process and the obtainment of electronic signatures and only to the extent its actions are in compliance with the provisions of this subscription agreement. AWMS will arrange for APMF to provide the RIA with access to account records of the investor. The RIA represents that the investor has authorized the RIA to receive such information. The RIA confirms that it has and will continue to have in place internal privacy policies and procedures governing the disclosure of such information, and agrees to abide by and comply in all respects with the privacy standards and requirements of applicable federal or state law and its internal privacy policies and procedures. Any Claim arising between an Ares Affiliates and/or the RIA (collectively, the “Parties”) relating to this subscription agreement or a securities offering made by APMF (whether such Claim arises under any Federal, state or local statute or regulation, or at common law), shall be resolved by final and binding arbitration administered in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association (“AAA”). Any matter to be settled by arbitration shall be submitted to the AAA in New York, New York, which shall be the exclusive venue for any such dispute and the Parties agree to abide by all awards rendered in such proceedings. The Parties shall attempt to designate one arbitrator from the AAA, but if they are unable to do so, then the AAA shall designate an arbitrator. Any arbitrator selected by the Parties or the AAA shall be a qualified person who has experience with complex securities disputes. The arbitration shall be final, binding, and enforceable in any court of competent jurisdiction. The Parties agree that upon application pursuant to the provisions of the Federal Arbitration Act 9 USC § 1 et seq. the court shall enter a judgment upon an award made pursuant to an arbitration under this subscription agreement.

Subscription Agreement — RIAs FOR CLASS D & I SHARES Effective as of April 2024 Investor Name 14 of 14 Ares Private Markets Fund APMF-5857-0424 Ares Private Markets Fund Contact Information: Phone: 866.324.7348 Website: areswms.com Email: wmsoperations@aresmgmt.com Registered Investment Adviser (To be completed by the Registered Investment Adviser (“RIA”)). (continued) The RIA agrees that APMF or an Ares Affiliate may file an action to enjoin the RIA from pursuing any Claim arising between the Parties in any forum or venue other than that specified in this subscription agreement (“Suit for Injunctive Relief”). The exclusive venue for any Suit for Injunctive Relief, Motion to Confirm, Motion to Modify, or Motion to Vacate an award made under this subscription agreement shall be the United States District Court for the Southern District of New York. In the event the United States District Court for the Southern District of New York does not have subject matter jurisdiction, then such exclusive jurisdiction shall be in the New York County Supreme Court. The RIA hereby consents to the jurisdiction of the United States District Court for the Southern District of New York and the New York County Supreme Court for purposes of this subscription agreement and waives any right to challenge the exercise of personal jurisdiction or venue in connection with any Claim brought pursuant to this subscription agreement. This arbitration provision shall be binding upon the past, present, and future agents, employees, and representatives of the Parties. The undersigned further confirms by its signature, on behalf of the RIA that, to the extent the investor identified herein is a plan, plan fiduciary, plan participant or beneficiary, IRA, or IRA owner subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”): (i) there is no financial interest, ownership interest, or other relationship, agreement, or understanding that would limit its ability to carry out its fiduciary responsibility to such investor beyond the control, direction, or influence of other persons involved in such investor’s purchase of the Shares; (ii) it is capable of evaluating investment risk independently, both in general and with regard to particular transactions and investment strategies; and (iii) it is a fiduciary under ERISA or the Code, or both, with respect to such investor’s purchase of the Shares, and it is responsible for exercising independent judgment in evaluating such investor’s purchase of the Shares. The undersigned confirms that the investor(s) meet the suitability standards set forth in the Prospectus and that the suitability provisions in Section 11 of this subscription agreement have been discussed with the investor(s), if applicable, for their state of residence. Name of RIA Representative Date Signature of RIA Representative Please be aware that APMF, the Investment Manager, AWMS and their respective officers, directors, employees and affiliates are not undertaking to provide impartial investment advice or to give advice in a fiduciary capacity in connection with APMF’s public offering or the purchase of the Shares and that the Investment Manager and AWMS have financial interests associated with the purchase of the Shares, as described in the Prospectus, including fees, expense reimbursements and other payments they anticipate receiving from APMF in connection with the purchase of the Shares. No sale of the Shares may be completed until at least five (5) business days after you receive the final Prospectus. All items on this subscription agreement must be completed in order for a subscription to be processed. Subscribers should read the Prospectus in its entirety. For investors participating in the Dividend Reinvestment Plan or making additional purchases of the Shares, we request that such investors promptly notify APMF and the RIA in writing if they experience a material change to their financial condition, including failure to meet the minimum income and net worth standards applicable to such investor, and can no longer make the representations and warranties set forth in Sections 11 and 12.